Exhibit 99.1

Jerrick Media Holdings, Inc. Achieves Funding Milestone, Registrations Are Effective, Third Tranche Is Activated

Effectiveness of the Company’s two pending registration statements clears the third tranche of funding.

NEW YORK, Dec. 21, 2018 /PRNewswire/ -- Jerrick Media Holdings, Inc., (OTCQB: JMDA) (the "Company" or "Jerrick"), a technology company and the creators of Vocal, today reported that its two outstanding registration statements have been declared effective by the Securities and Exchange Commission. As such, the Company has achieved the final milestone required to receive the third and final tranche of its current financing offering (the “Offering”).

The terms of the Offering required that the Company complete three tasks to release each of three funding tranches, which included the conversion of its debt and preferred stock into shares of the Company’s common stock (combined total of $13,896,233), the filing of an S-1 registration statement, and the effectiveness of the S-1 registration statement. With all three tasks now achieved, the Company has met the requirement to receive the third and final tranche of funds. The total capital raised on the Offering as reflected in the company’s 8K filing dated October 24, 2018 totals approximately $3.45 million.

"With this final milestone completed, together with a right-sided balance sheet and the expected completion of our current technology development sprint in February 2019, we begin the new year in the strongest fundamental position since the founding of the company," said Jerrick CEO Jeremy Frommer.

About Jerrick:

Jerrick is a holding company that develops technology-based solutions designed to solve for challenges that have resulted from disruption and evolution within the broad media and content generation environment. Its flagship product Vocal is a long-form, digital publishing platform focused on supporting content creators by providing them with content management tools that are embedded within digital communities. Vocal is architected to enable targeted marketing of branded content and e-commerce opportunities embedded within long-form content. Vocal's community sites are managed by a dedicated team, whose primary focus is on creating healthy communities and identifying monetization opportunities within them.

For news and more information please visit: https://jerrick.media/

For regular updates on Jerrick and Vocal, follow our LinkedIn pages:

Jerrick: https://www.linkedin.com/company/jerrick-media/

Vocal: https://www.linkedin.com/company/vocal/

Vocal for Brands: https://www.linkedin.com/showcase/vocal-for-brands/

Jeremy Frommer: https://www.linkedin.com/in/jeremyfrommer/

Forward-Looking Statements:

Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings.

Investor Relations:

Sharon Solomon

Jerrick Media Holdings, Inc.

201-258-3770

ir@jerrick.media